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EXHIBIT 32.1


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

(1) the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               Sancon Resources Recovery, Inc.


Date:   November 13, 2009
                                                             By: /s/ Jack Chen
                                                                ---------------
                                                                     Jack Chen
                                                       Chief Executive Officer

Date:   November 13, 2009
                                                          By: /s/ Maggie Zhang
                                                              ----------------
                                                                  Maggie Zhang
                                                Acting Chief Financial Officer